SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934
                          (AMENDMENT NO. ____________)

Filed by the Registrant  |X|

Filed by a Party other than the Registrant |_|

Check the appropriate box:

|_| Preliminary Proxy Statement

|_| Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)
    (2))

|X| Definitive Proxy Statement

|_| Definitive Additional Materials

|_| Soliciting Material Pursuant to Section 240.14a-11 (c) or 240.14a-12

                        COMMUNITY INDEPENDENT BANK, INC.
-------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

|X| No fee required.

|_| Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1)   Title of each class of securities to which transaction applies:

     2)   Aggregate number of securities to which transaction applies:

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     4)   Proposed maximum aggregate value of transaction:

     5)   Total fee paid:

|_| Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11 (a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)   Amount Previously Paid:

     2)   Form, Schedule or Registration Statement No.:

     3)   Filing Party:

     4)   Date Filed:

Schedule 14a Info

                        Community Independent Bank, Inc.
--------------------------------------------------------------------------------
                                      201 North Main Street, Bernville, PA 19506


                                                     March 21, 2000


                                                     ARLAN J. WERST
                                                     President and
                                                     Chief Executive Officer



To The Shareholders of Community Independent Bank, Inc.


The Annual Meeting of Shareholders of your Corporation, Community Independent Bank, Inc., will be held at Haag's Hotel, Shartlesville, Pennsylvania, on Thursday, April 27, 2000, at 1:30 P.M. A Notice of the Annual Meeting, a Proxy Statement and a Proxy are enclosed.

The 1999 Annual Report of Community Independent Bank, Inc. also is enclosed. The Annual Report includes our consolidated financial statements and Management's Discussion and Analysis of Financial Condition and Results of Operations.

If you plan to attend the Annual Meeting, there is enclosed a return card for you to indicate that you will be with us for lunch, so that we may plan accordingly. We urge you to complete, sign, date and return the Proxy as promptly as possible, whether or not you plan to attend the meeting in person. A postage paid return envelope is enclosed for your convenience. The return of the enclosed Proxy will not in any way affect a shareholder's right to attend the Annual Meeting.

                                                       Very truly yours,


                                                       Arlan J. Werst
                                                       President and
                                                       Chief Executive Officer

                        Community Independent Bank, Inc.
--------------------------------------------------------------------------------
                                      201 North Main Street, Bernville, PA 19506

--------------------------------------------------------------------------------
                    Notice of Annual Meeting of Shareholders
--------------------------------------------------------------------------------


To the Shareholders of Community Independent Bank, Inc.

     NOTICE IS HEREBY GIVEN, that the Annual Meeting of Shareholders of Community Independent Bank, Inc. will be held at Haag's Hotel, Shartlesville, Pennsylvania, on Thursday, April 27, 2000 at 1:30 P.M. to hear the Annual Report of the President and to vote upon the following matters:


     1. To elect two Class 1 directors to hold office for three years from the date of election and until their successors shall have been elected and qualified; for a list of nominees, see the enclosed Proxy Statement.

     2. Other Business: To consider and act upon such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

     A Proxy Statement and a Proxy are enclosed. Please complete, sign, date and return the Proxy as promptly as possible. The return of the enclosed Proxy will not in any way affect a shareholder's right to attend the Annual Meeting.


                                             By Order of the Board of Directors,


                                             Linda L. Strohmenger
                                             Secretary


March 21, 2000

                               Proxy Statement For
                         Annual Meeting of Shareholders
                          to be held on April 27, 2000


                 Approximate Date of Mailing Proxy Statement and
                             Proxy to Shareholders:
                                 March 21, 2000


                                  Use of Proxy

A Proxy for use in connection with the Annual Meeting of Shareholders of Community Independent Bank, Inc. (herein called the "Corporation") to be held on Thursday, April 27, 2000, at 1:30 P.M., at Haag's Hotel, Shartlesville, Pennsylvania, is enclosed. This Proxy is solicited by the Board of Directors of the Corporation and costs of solicitation will be borne by the Corporation. This Proxy is revocable by the person giving it, by filing with the Secretary of the Corporation either a written notice revoking the Proxy or duly executed Proxy bearing a later date. Shares of stock of the Corporation represented by properly executed and filed Proxies will be voted FOR the election as Class 1 Directors of the two nominees named in this Proxy Statement or so many of them as can be elected, and upon the transaction of such other business as may properly come before the meeting, in accordance with the best judgment of the persons appointed as Proxies.


                 Outstanding Stock and Principal Holders Thereof

As of February 15, 2000, there were 699,502 shares of common stock of the Corporation issued and outstanding, having a par value of $5.00 per share. Only those shareholders of record at the close of business on February 15, 2000 will be entitled to receive notice of, and to vote at, the Annual Meeting of Shareholders of the Corporation. Each outstanding share of stock will entitle the holder to one vote on all business of the meeting. Shareholders do not have the right to vote their shares cumulatively with regard to the election of Directors. A majority of the outstanding common stock present in person or by proxy constitutes a quorum for the transaction of business at the Annual Meeting. In the case of the election of Directors, the nominees receiving the highest number of votes, up to the number of Directors to be elected, shall be elected to the Board of Directors. Abstentions and broker non-votes will not constitute or be counted as votes cast for purposes of the Annual Meeting.

To the best of the Corporation's information and belief, no person holds beneficially, directly or indirectly, five percent (5%) or more of the outstanding shares of the Corporation's common stock.


                        Security Ownership of Management

The following table sets forth information relating to beneficial ownership of shares of common stock of the Corporation by all of the Corporation's present Directors, each nominee for Director, each named executive officer of the Corporation set forth in the Summary Compensation Table, and by all of the Corporation's Directors and executive officers as a group, without naming them, as of February 15, 2000. Unless otherwise indicated in a footnote below, each individual holds sole voting and investment power over the shares listed in the table. For purposes of the table, beneficial ownership also includes any shares which the individual has the right to acquire within 60 days of February 15, 2000 through the exercise of outstanding stock options granted pursuant to the Corporation's stock option plans.

                                                                    No. of Shares
                                    Position with                Nature of Beneficial     Percentage
Name of Beneficial Owner            Corporation                        Ownership           of Class
------------------------            -------------                --------------------     ----------
Karl D. Gerhart                     Director                            6,000                .86%
John F. Hampson                     Director                            1,703 (1)            .24%
Frederick P. Krott                  Director                            4,316 (2)            .62%
Walter J. Potteiger                 Director                           32,666 (3)           4.67%
Deborah K. Ritter                   Director                            2,536 (4)            .36%
John J. Seitzinger                  Director                            4,800 (5)            .69%
Arlan J. Werst                      President, Chief Executive
                                    Officer and Director               15,723 (6)           2.25%
Stratton D. Yatron                  Director                            6,000 (7)            .86%

All Directors and                                                      80,311              11.48%
Executive Officers
(11 Persons)


------------------

(1) Includes 103 shares held in trust for benefit of minor child and 1,000 shares which may be acquired upon exercise of stock options.

(2) Includes 300 shares held directly by spouse, 818 shares held in trust for benefit of minor children and 1,000 shares which may be acquired upon exercise of stock options.

(3) Includes 1,542 shares held directly by spouse and 1,000 shares which may be acquired upon exercise of stock options.

(4) Includes 120 shares held in trust for benefit of minor child and 1,000 shares which may be acquired upon exercise of stock options.

(5)  Includes 1,000 shares which may be acquired upon exercise of stock options.

(6) Includes 3,904 shares held directly by spouse, 720 shares held by spouse in a self-directed IRA and 834 shares which may be acquired upon exercise of stock options.

(7) Includes 1,000 shares held in trust for benefit of minor child and 1,000 shares which may be acquired upon exercise of stock options.


                              Election of Directors

The By-Laws of the Corporation provide that its business and affairs shall be managed by a Board of Directors of not less than five nor more than twenty-five persons. The Corporation's Board, as provided in its By-Laws, is divided into three classes: Class 1, Class 2 and Class 3, with each class being as nearly equal in number as possible. The Directors in each class serve terms of three years each and until their successors are elected and qualified.

The Board of Directors has fixed the number of Directors in Class 1 at two and nominated the two persons listed below for election as Class 1 Directors. Each nominee is presently a Director of the Corporation.

It is intended that the shares represented by the enclosed Proxy will be voted for the election of the Class 1 nominees named below, unless such authority to vote for one or more of the nominees is withheld. In the event that one or more of the nominees is unable or unwilling to serve as a Director, the persons named in the Proxy will vote for the election of such substitute nominee, if any, as shall be named by the Board of Directors. The Board of Directors has no reason to believe that any nominee will be unable or unwilling to serve as a Director, as each of the nominees has expressed his willingness to serve if elected.

Certain information with respect to each nominee for Director and each continuing Director is set forth below.


                           Present Principal Occupation and Principal             Director
Name and Age                        Occupation for Past Five Years                  Since
------------               ------------------------------------------             ---------
                Nominees as Class 1 Directors to Serve Until 2003

Karl D. Gerhart                     Present - Investor/Consultant                   1999
         47                         Formerly - Chief Financial Officer/
                                    Treasurer,  Sovereign Bank

Frederick P. Krott                  Funeral Director                                1990
         53                         Lamm & Witman Funeral Home, Inc.

                 Continuing Class 3 Directors Serving Until 2001

Walter J. Potteiger                 Present - Real Estate Investor                  1993
         60                         Previous - President & Owner
                                    Hilltop Express Co., Inc.

Arlan J. Werst                      President, Chief Executive Officer and          1984
         56                         Director of the Corporation and Bernville
                                    Bank, N.A.

Stratton D. Yatron                  Secretary/Treasurer                             1997
         33                         Adelphi Kitchens, Inc.

                 Continuing Class 2 Directors Serving Until 2002

John F. Hampson, V.M.D.             Principal                                       1995
         46                         Wyomissing Animal Hospital

Deborah K. Ritter                   Director of Sales and Marketing                 1994
         48                         Kohl Building Products

John J. Seitzinger                  Proprietor                                      1986
         70                         Haag's Hotel


There are no standing committees designated by the Board of Directors of the Corporation.

During 1999, the Audit Committee of the Board of Directors of Bernville Bank, N.A. (the "Bank"), a wholly-owned subsidiary of the Corporation, reviewed the procedures of the Bank's internal audit department and the scope of the external audit by the Corporation's independent Auditors. The Committee also reviewed the examination report of the Comptroller of the Currency and reported to the Board of the Bank concerning the operation of the Bank in accordance with law, regulation and sound management principles. The Committee held three meetings in 1999. The members of the Committee are Mr. Hampson, Mr. Potteiger, and Mr. Seitzinger.

The Executive Committee of the Bank reviews and evaluates compensation for all levels of employment of the Bank. The Committee held four meetings during 1999. The members of the Committee are Mr. Krott, Mrs. Ritter, Mr. Hampson, and Mr. Werst.

Nominations for election as Director of the Corporation are made by the full Board of Directors of the Corporation which held one meeting for this purpose in January 2000.

The Board of Directors of the Corporation held six meetings during 1999. All incumbent Directors of the Corporation attended 75% or more of the aggregate of:
(1) the total number of meetings of the Board of Directors of the Corporation (held during the period in which they served as a Director); and (2) the total number of meetings held by all committees of the Board of Directors of the Bank on which they served (during the periods that they served).


                             Executive Compensation

The following table sets forth all cash compensation paid by the Corporation and the Bank for services rendered in all capacities to the Chief Executive Officer of the Corporation and the Bank. There are no other executive officers of the Corporation or the Bank whose salary and bonus exceeded $100,000.

                           Summary Compensation Table

                                  Annual Compensation                        Awards              Payouts
                            --------------------------------       ------------------------      -------
                                                                                 Securities
                                                                   Restricted    Underlying
Name and                                        Other Annual         Stock        Options/         LTIP      All Other
Principal Position  Year     Salary    Bonus    Compensation        Award(s)       SARs(#)       Payouts  Compensation (1)
------------------  ----    --------   ------   ------------       ----------    ----------      -------  ----------------
Arlan J. Werst      1999    $143,415      --         --                --            --             --        $4,730
President and
CEO                 1998    $139,045   $9,000        --                --          500 (2)          --        $6,530

                    1997    $143,801      --         --                --        1,000 (2)          --        $5,214

---------------

(1) Represents (i) the Corporation's contribution to 401(k) Plan, and (ii) the amount paid as premium pursuant to a Term Life Insurance Plan.

(2) There were no stock options granted to the Chief Executive Officer during the year ending December 31, 1999. All options granted in 1998 and 1997 are non-qualified stock options. None of the options granted may be exercised during the first year after the date granted. Thereafter, each optionee may exercise up to 33-1/3% of the options during the second year after grant, up to 66-2/3% of the options during the third year after grant and up to 100% of the options thereafter. To the extent not already exercisable, the options become automatically exercisable in the event of a "Change in Control" of the Corporation as defined in the Plan. The exercise price of all options granted is equal to the fair market value of the common stock on the date of grant.

Option Exercises and Holdings

The following table sets forth information with respect to the Chief Executive Officer of the Corporation concerning the exercise of options during the year ending December 31, 1999 and unexercised options held as of the end of 1999.

                 Aggregated Option Exercises in Last Fiscal Year
                            And FY-End Option Values
--------------------------------------------------------------------------------

                                                                Number of
                                                           Securities Underlying     Value of Unexercised
                                                           Unexercised Option at    In-the-Money Options at
                                                                FY-End (#)                FY-End ($)
                             Shares
                           Acquired on         Value           Exercisable/              Exercisable/
Name                       Exercise (#)     Realized ($)      Unexercisable             Unexercisable (1)
--------------             ------------     ------------      -------------             -----------------
Arlan J. Werst                -0-               -0-              834/666                   $9,174/
                                                                                           $7,326

(1) Fair market value of common stock at year end ($11.00 per share).


Director Compensation

The Bank pays Directors $195 for each meeting attended, plus $195 for each committee meeting attended if held on dates other than those on which the full Board meets, plus an annual fee of $1,750. Beginning in 1997, director fees are not paid to employee directors.

The Board of Directors of the Corporation adopted a Stock Option Plan for Non-Employee Directors (the "Director Plan") in 1996. Under the Director Plan, incumbent Non-Employee Directors at the time of adoption in 1996 received non-qualified options to purchase 1,000 shares of the Corporation's common stock. Persons who are first elected or appointed as a Director of the Corporation or any subsidiary after adoption of the Director Plan also receive an automatic grant of non-qualified options to purchase 1,000 shares of the Corporation's common stock as of the date of such person's initial election or appointment to the Board. On the fifth anniversary of the initial option grants described above and provided the person continues to be a non-employee Director on such anniversary, such person automatically shall be granted non-qualified options to purchase an additional 1,000 shares of the Corporation's common stock. The option price for all options issued under the Director Plan is equal to the fair market value of the Corporation's common stock on the date of grant.

On June 26, 1997, the Bank adopted various deferred compensation plans (the "Deferred Compensation Plans") for certain directors of the Bank. Under the Deferred Compensation Plans, benefits will be payable upon retirement, death or permanent disability of the participant.

Executive Salary Continuation Plan

On June 26, 1997, the Bank adopted a Salary Continuation Plan for certain Executive Officers as a supplemental retirement benefit. Mr. Werst's annual benefit under this plan is $47,000 for a duration of 15 years, totaling $705,000 in total benefits paid. To fund the benefits under this plan and the Deferred Compensation Plans, the Bank is the owner and the beneficiary of life insurance policies on the lives of the directors and officers. The policies had an aggregate cash surrender value of $2,224,779, as of December 31, 1999.


                 Certain Relationships and Related Transactions

The Bank has had, and expects to have in the future, loan and other banking transactions in the ordinary course of business with many of its directors, officers and their associates. All extensions of credit to such persons have been made in the ordinary course of business on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons, and in the opinion of the management of the Bank, do not involve more than a normal risk of collectibility or present other unfavorable features. All loans to directors or executive officers of the Corporation or the Bank require the approval of the Board of Directors except for the member requesting such loan who is prohibited from attending the discussion or participating in the vote on such loan.


             Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires that directors and certain officers of the Corporation file reports of ownership and changes in ownership with the Securities and Exchange Commission as to the shares of Corporation common stock beneficially owned by them.

Based solely on its review of copies of such forms received by it, the Corporation believes that during the Corporation's fiscal year ending on December 31, 1999, all filing requirements applicable to its directors and officers were complied with in a timely fashion.


                       Relations with Independent Auditors

Beard and Company, Inc., Reading, Pennsylvania, was the appointed independent auditor for the Corporation and the Bank in 1999. It is anticipated that Beard and Company, Inc. will be selected for the current year. During 1999, the independent auditors, Beard and Company, Inc. performed certain non-audit non-audit services which are in addition to its basic engagement for the examination of the Corporation and Bank's financial statements. A representative of Beard and Company, Inc. will be present at the Annual Meeting of Shareholders to make a statement if he desires to do so and to respond to appropriate questions.


                             Shareholders Proposals

The Corporation must receive by November 17, 2000 any shareholder proposals for such proposals to be considered for inclusion in the Corporation's Proxy Statement and Proxy for the 2001 Annual Meeting of Shareholders.


                                 Other Business

The Board of Directors of the Corporation does not intend to present any business at the Annual Meeting other than the matters hereinabove referred to, and the Board does not know of any other matters to be presented for action at the meeting. Discretionary authority to vote on any other matters that may come before the meeting will be conferred by executing the enclosed form of Proxy, unless a shareholder specifically indicates in such Proxy that such authority is withheld. It is the intention of the persons designated as proxies to vote in accordance with their best judgment on such matters.

It is important that proxies be returned promptly. Shareholders are urged to vote, sign, date and return the accompanying form of Proxy in the enclosed envelope.


                                           By Order of the Board of Directors



                                           Linda L. Strohmenger
                                           Secretary
March 21, 2000

The Corporation is furnishing each person solicited a copy of its 1999 Annual Report to shareholders which includes Management's Discussion and Analysis of Financial Operations as set forth in the Corporation's Annual Report on Form 10-KSB for the year ended December 31, 1999, as filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934.

                                   Appendix A

 Proxy Solicited By the Board of Directors of Community Independent Bank, Inc.

     The undersigned hereby appoints Quentin A. Gettel, Dolores S. Hill, and Shirley E. Wetzel, each of them, attorneys with full power of substitution and revocation, to attend the Annual Meeting of Shareholders of Community Independent Bank, Inc. on April 27, 2000, and any adjournment thereof, and to vote all shares which the undersigned would be entitled to vote if personally present upon the following matters and upon such other business as may properly come before said Annual Meeting or any adjournment thereof. If more than one of said proxies or their respective substitutes shall be present and vote at said meeting or any adjournment thereof, a majority of them so present shall have and shall exercise all the powers granted hereby.

(1) Election of Class 1 Directors:

|_| FOR NOMINEES LISTED BELOW (except as marked to the contrary below)

|_| WITHHOLD AUTHORITY to vote for nominees listed below

Instructions: To withhold authority to vote for any individual nominee, strike a line through his name in the list below:

                       Karl D. Gerhart, Frederick P. Krott

(2) In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting.

                                    ALL PROXIES WILL BE VOTED IN ACCORDANCE
(PLEASE DATE, SIGN AND              WITH THE INSTRUCTIONS NOTED HEREON.  IN
RETURN THIS PROXY IN THE            THE ABSENCE OF INSTRUCTIONS, THIS PROXY
ENCLOSED ADDRESSED                  WILL BE TREATED AS GRANTING AUTHORITY
ENVELOPE.)                          TO VOTE "FOR" THE ELECTION OF CLASS 1
                                    DIRECTORS AS LISTED ON THE REVERSE SIDE.

                                    The undersigned hereby acknowledges receipt of the Proxy Statement dated March 21, 2000, and hereby revokes any proxy or proxies heretofore given to vote shares at said meeting or any adjournments thereof.

                                    Dated: ____________________________________

                                    ___________________________________________

                                    ___________________________________________
                                    Sign here exactly as name(s) appear on left